Exhibit 10.3

THIS WARRANT AND THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE AND AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER, IS PROVIDED TO SUCH EFFECT. THE TERMS “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Alpha Modus Holdings, Inc.

Warrant for the Purchase of Shares of Class A Common Stock

Issuance Date:________________

51,621,560 shares of Class A Common Stock in the aggregate

This WARRANT FOR PURCHASE OF SHARES OF CLASS A COMMON STOCK (the “Warrant”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each investor identified on Schedule 1 hereto, or its permitted assigns (each, a “Holder” and, collectively, the “Holders”), is severally entitled, subject to the terms and conditions set forth below, to purchase from Alpha Modus Holdings, Inc., a Delaware corporation (the “Company”), upon surrender of this Warrant, at any time or times on or after the date hereof, but before 5:00 p.m. Eastern Time on the date that is two years from the Issuance Date (the “Expiration Date”) the number of shares of Class A common stock set forth opposite such Holder’s name on Schedule 1 (the “Class A Common Stock”), at an exercise price per share equal to $4.36, subject to adjustment as provided herein (the “Exercise Price”). As used herein, the term “this Warrant” shall mean and include this Warrant and Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. The rights, preferences and obligations of a holder of shares of Class A Common Stock are set forth in the Company’s Certificate of Incorporation and Bylaws.

The number of shares of Class A Common Stock issuable upon exercise of this Warrant (the “Warrant Shares”) and the Exercise Price may be adjusted from time to time as hereinafter set forth. This Warrant was issued pursuant to that certain Securities Purchase Agreement, dated as of August 26, 2026, between, among others, the Company and the Holders (the “Purchase Agreement”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in the Purchase Agreement. This Warrant constitutes a separate warrant as to each Holder and only the Warrant Shares allocated to that Holder on Schedule 1; each Holder’s exercise and transfer rights apply separately.

1. Exercise of Warrant.

(a) Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any business day on or after the date hereof and prior to 5:00 p.m. Eastern Time on the Expiration Date by:

(i) delivery of a duly executed written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased;

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(ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”), either in cash or by certified check or wire transfer of immediately available funds; and

(iii) delivery to the Company of this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 8);

Upon the Company’s receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnity and evidence with respect to this Warrant in the case of its loss, theft, mutilation or destruction as provided in Section 8) (the “Exercise Delivery Documents”), the Holder shall be deemed for all entity purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of certificates evidencing such Warrant Shares.

(b) [Reserved]

(c) Effect of Exercise. Upon receipt by the Company of a Notice of Exercise, together with proper payment of the Exercise Price, the Company agrees to update its stock ledger to reflect the issuance of the Warrant Shares to the Holder as of the close of business on the date on which the Notice of Exercise has been delivered and payment has been made for such Warrant Shares in accordance with this Agreement and, upon the stock ledger being so updated, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. On or before the second (2nd) business day following the date on which the Company has received each of the Notice of Exercise, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft, mutilation or destruction) (the “Exercise Delivery Documents”), the Company shall issue and deliver to the address as specified in the Notice of Exercise, a certificate, registered in the name of the holder of this Warrant or its designee, for the number of Warrant Shares to which the holder of this Warrant is entitled pursuant to such exercise. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder within two (2) business days of receipt of the Warrant.

(d) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 1 or otherwise, to the extent that (a) the Company has insufficient authorized and unissued capital stock to effect the issuance of the Warrant Shares; or (b) after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with (i) the Holder’s affiliates, (ii) any other Persons acting as a group together with the Holder or any of the Holder’s affiliates, and (iii) any other Persons whose beneficial ownership of the shares of Class A Common Stock would or could be aggregated with the Holder’s for the purposes of Section 13(d) of the Exchange Act (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Class A Common Stock beneficially owned by the Holder and its affiliates and Attribution Parties shall include the number of shares of Class A Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 1(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding shares of Class A Common Stock that was provided by the Company. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on the number of outstanding shares of Class A Common Stock that was provided by the Company. For purposes of this Section 1(d), in determining the number of outstanding shares of Class A Common Stock, a Holder may rely on the number of outstanding shares of Class A Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Class A Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to Holder the number of shares of Class A Common Stock then outstanding. In any case, the number of outstanding shares of Class A Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates or Attribution Parties since the date as of which such number of outstanding shares of Class A Common Stock was reported. The “Beneficial Ownership Limitation” shall be 19.99% of the number of shares of Class A Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(d), provided that the Beneficial Ownership Limitation in no event exceeds 19.99 % of the number of shares of Class A Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 1(d) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to the successor holder of this Warrant. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternate consideration is owing to the Holder.

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(e) Voting Share Restriction. Notwithstanding Section 1(d), in the event that the Holder’s exercise of this Warrant would result in the Holder beneficially owning twenty percent (20%) or more of the Company’s issued and outstanding shares of Class A Common Stock and such exercise would require stockholder approval under the rules of the Principal Trading Market, the Holder may only exercise this Warrant up to the maximum extent permitted without such stockholder approval. Upon receipt of a Notice of Exercise that would require such stockholder approval, the Company shall promptly seek and use commercially reasonable efforts to obtain such stockholder approval. Upon obtaining such stockholder approval, the restrictions contained in Section 1(d) shall cease to apply to the Holder with respect to this Warrant and the Holder shall thereafter be entitled to exercise this Warrant in accordance with its terms without regard to the Beneficial Ownership Limitation set forth therein.

2. Representations of Holder. The Holder, by the acceptance hereof, represents and warrants that it:

(a) is acquiring this Warrant and the Warrant Shares solely for its own account, for investment and not with a view towards the distribution or resale thereof in violation of the Securities Act or any applicable state securities laws;

(b) is not a “U.S. Person” (as defined in Regulation S promulgated under the Securities Act (“Regulation S”));

(c) acquired this Warrant in an offshore transaction (as defined in Regulation S);

(d) is aware that the sale of this Warrant is being made in reliance on the exemption from registration provided by Regulation S; and

(e) acknowledges and covenants that this Warrant may not be exercised by or on behalf of a U.S. Person, except pursuant to an exemption from the registration requirements of the Securities Act and applicable securities laws;

If the Holder cannot make any of the foregoing representations at the time of any exercise of this Warrant because it would be factually incorrect at that time, the Holder shall so notify the Company, and it shall be a condition to the Holder’s exercise of this Warrant at that time that the Company receive such other assurances as the Company then considers reasonably necessary to assure the Company that the issuance of the Warrant Shares upon such exercise of this Warrant at such time shall not violate the Securities Act or any state securities laws.

3. Restrictions on Transfer.

(a) Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 3, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of the Holder’s counsel (as such opinion and such counsel are described in Section 3(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 under the Securities Act.

(b) The Holder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 3(a) hereof or pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of its intention to effect such transfer, together with an opinion of such counsel for the Holder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

4. Reservation of Shares. Upon obtaining the necessary Stockholder Approval for any increase to the Company’s authorized capital stock required to provide the Company with sufficient authorized but unissued shares of Class A Common Stock to effect the issuance of the Warrant Shares, the Company shall reserve and keep available out of its authorized and unissued capital stock the maximum number of shares of Class A Common Stock issuable upon exercise of this Warrant. The Company covenants that all shares of Class A Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Class A Common Stock issuable upon exercise of this Warrant, shall be validly issued, fully paid and non-assessable.

5. Exercise Price Adjustments. The Exercise Price shall be subject to adjustment from time to time as follows:

(a) (i) In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Class A Common Stock, on any class of equity interests of the Company or any subsidiary, (B) split or subdivide its outstanding shares of Class A Common Stock into a greater number of shares of Class A Common Stock or (C) combine its outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock, then in each such case the Exercise Price in effect immediately prior thereto shall be adjusted so that the Holder of this Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Class A Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 5(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 5(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Class A Common Stock issuable in payment by the Company of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Class A Common Stock under clause (iii) below.

(ii) Upon any adjustment of the Exercise Price or a number of issuable Warrant Shares pursuant to Section 5(a), the Company shall give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

(iii) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 5(a)(iii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5(a) shall be made to the nearest cent or nearest 1/100th of a share of Class A Common Stock.

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(iv) In the event that, at any time as a result of an adjustment made pursuant to Section 5(a)(i) or 5(a)(iii) above, the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive any equity interest of the Company other than shares of Class A Common Stock, thereafter the number of such other equity interests so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Class A Common Stock contained in Section 5(a)(i) above, and the other provisions of this Section 5(a) with respect to the shares of Class A Common Stock shall apply on like terms to any such other equity interests.

(b) In case of any reclassification of the shares of Class A Common Stock (other than in a transaction to which Section 5(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Class A Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share or equity interest exchange, pursuant to which exchange the shares of Class A Common Stock are converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of this Warrant then outstanding shall have the right thereafter, during the period this Warrant shall be exercisable, to exercise this Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Class A Common Stock of the Company into which this Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of shares of Class A Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction subject to adjustment as provided in Section 5(a) above following the date of consummation of such transaction. The Company shall not effect any such reclassification, consolidation, merger, sale, transfer, share exchange or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder upon its exercise of this Warrant such Shares, equity interest, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this Section 5(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(c) If:

(i) the Company shall take any action which would require an adjustment in the Exercise Price pursuant to Section 5(a); or

(ii) the Company shall authorize the granting to the holders of its shares of Class A Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of Class A Common Stock or any other rights, warrants or options; or

(iii) there shall be any reclassification or change of the shares of Class A Common Stock (other than a subdivision or combination of its outstanding shares of Class A Common Stock) or any consolidation, merger or statutory exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall cause to be filed with the transfer agent for this Warrant (unless there are no such transfer agent) and shall cause to be mailed to each Holder at such Holder’s address as shown on the books of the Company or the transfer agent for this Warrant, as promptly as possible, but at least thirty (30) days prior to the applicable date hereinafter specified, a notice stating (A) the record date record for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record date shall not be set, the date as of which the holders of shares of Class A Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of shares of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 5(c).

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(d) Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly file with the transfer agent for this Warrant (unless there are no such transfer agent) a certificate of the directors of the Company setting forth the Exercise Price after the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of the adjusted Exercise Price to be mailed to each Holder.

(e) In any case in which Section 5(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 5(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Class A Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Class A Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) issuing to such holder any fraction of shares of Class A Common Stock.

(f) Under no circumstances shall the Exercise Price be adjusted as a result of the issuance of securities at price lower than, the Exercise Price, except for the structural adjustments expressly set forth in Section 5.

(g) In case the Company shall take any action affecting the shares of Class A Common Stock, other than actions described in this Section 5, which in the opinion of the Board of Directors of the Company, as applicable, would materially adversely affect the exercise right of the Holder, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors, as applicable, may determine to be equitable in the circumstances.

(h) For the purpose of any computation under this Section 5, the “Fair Market Value” per share of Class A Common Stock on any day shall mean: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) the last reported sales price so reported on such day; or (iii) if neither (i) nor (ii) above are applicable, and if bid and ask prices for shares of Class A Common Stock are reported in the over-the-counter market by OTC Markets Group Inc. (or, if not so reported, by the National Quotation Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Fair Market Value shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for thirty (30) or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors, of the Company.

(i) Upon each adjustment of the Exercise Price, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Class A Common Stock (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares of Class A Common Stock purchasable upon exercise of this Warrant prior to adjustment of the number of shares of Class A Common Stock by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

6. [Reserved].

7. Transfer Taxes. The issuance of any shares of Class A Common Stock or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing shares of Class A Common Stock or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

8. Loss or Mutilation of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant (and upon surrender of this Warrant if mutilated), and upon reimbursement of the Company’s reasonable expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

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9. No Rights as a Stockholder. The Holder of this Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, except as provided in this Warrant.

10. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been made upon receipt when delivered personally, via pre-paid overnight courier or by certified mail, postage pre-paid, return receipt requested. The addresses for such communications shall be:

If to the Company: Alpha Modus Holdings, Inc. Attention: William Alessi, President and Chief Executive Officer

If to the Holder: Please refer to the contact information set forth on the signature page to the Purchase Agreement.

or such other address as the Company or Holder, as applicable, may specify in written notice given to the other party in accordance with this Section 10.

11. Amendments; Integration. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party hereto against which enforcement of such change, waiver, discharge or termination is sought. This Warrant constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter of this Warrant, and supersedes all prior representations, agreements, arrangements and understandings, written or oral, between the parties with such subject matter.

12. Expiration. This Warrant, in all events, shall be wholly void and of no effect after 5:00 p.m. Eastern Time on the Expiration Date.

13. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

14. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

15. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof to the Company at the address set forth on the signature page to the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum or that the venue of such suit, action, or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY AND HOLDER HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO, AND AGREE NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

16. Remedies, Characterization, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary, and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 1 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

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SCHEDULE 1

REGISTERED HOLDERS AND WARRANT SHARE ALLOCATIONS

No.	Registered Holder	Warrant Shares
*	*	*
	TOTAL	51,621,560

* redacted pursuant to Item 601(a)(5) of Reg. S-K.

[Signature pages follow]

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IN WITNESS WHEREOF, the Company and the Holders have executed this Warrant as of the Issuance Date.

Alpha Modus Holdings, Inc.

By:
Name:	William Alessi
Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the undersigned Holder has executed this Warrant as of the Issuance Date.

HOLDER:

[Name]

By:
Name:
Title:
Address:
Warrant Shares:

EXHIBIT A TO WARRANT

SUBSCRIPTION FORM

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase _______________shares of Class A Common Stock allocated to the undersigned Holder on Schedule 1 to such Warrant. The undersigned herewith makes payment of the aggregate Exercise Price for such shares at the price per share provided for in such Warrant, which is $4.36 . Such payment takes the form of $ __________ in lawful money of the United States;

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to __________________________ whose address is _________________________ .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the shares of Class A Common Stock under the Securities Act of 1933, as amended (the “Securities Act”) or pursuant to an exemption from registration under the Securities Act.

Date:	[Name of Holder]

By:
Name:
Title:

EXHIBIT B TO WARRANT

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Class A Common Stock of Alpha Modus Holdings, Inc. into which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Alpha Modus Holdings, Inc., with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Signed in the presence of:

(Name)	(address)

ACCEPTED AND AGREED:

[TRANSFEREE]

(Name)	(address)